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                                                                     EXHIBIT 4.4

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                                                                 PREFERRED STOCK
NUMBER                                 [Logo]                             SHARES
AP                           AAMES FINANCIAL CORPORATION                  [    ]
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                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                 CUSIP 00253A408
                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                              THIS CERTIFICATE IS TRANSFERRABLE IN THE CITIES OF
                                             RIDGEFIELD PARK, NJ OR NEW YORK, NY
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                     This Certifies that

                     is the record holder of

                      ---------------------------------------------------------
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                     FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES C
                     CONVERTIBLE PREFERRED STOCK, $0.001 PAR VALUE OF
                     AAMES FINANCIAL CORPORATION
                     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                     Dated:

                     COUNTERSIGNED AND REGISTERED:
                                       CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                TRANSFER AGENT AND REGISTRAR

                              BY

                                                       AUTHORIZED SIGNATURE

                     /s/ John F. Madden, Jr.    [SEAL]/s/ Steven M. Gluckstern
                     Secretary                                   Chairman
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         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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                     NOTICE OF ELECTION TO CONVERT
                    (CONVERTIBLE INTO COMMON STOCK)
               This undersigned hereby elects to convert                 FOR

______________________________________________________shares          CONVERSION
of Series B Convertible Preferred Stock, represented by the
within certificate into shares of Common Stock of Aames Financial        USE
Corporation (as such shares may be constituted on the conversion
date) in accordance with the provisions of the Certificate of            ONLY
Incorporation, as amended, of the Corporation.
Dated:________________________________


         _______________________________________
                                                           Signature

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common      UNIF GIFT MIN ACT - _______Custodian_______
TEN ENT  - as tenants by the entireties                  (Cust)          (Minor)
JT TEN   - as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants              Act_____________________
           in common                                       (State)

                           UNIF TRF MIN ACT -________Custodian (until age______)

                                                 ________under Uniform Transfers
                                                 (Minor)

                                                  to Minors Act_________________
                                                                    (State)

                       Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

________________________________________
________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________________

                                     X__________________________________________
                                     X__________________________________________


                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ____________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AG-15.